ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

Supplement dated January 28, 2019 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST Global Real Estate Portfolio (the Portfolio).  The Portfolio discussed in this supplement may not be available under your variable contract.  For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Laurel Durkay will replace Luke Sullivan as a portfolio manager for the Portfolio. Jon Cheigh, William Leung and Rogier Quirijns will continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Prospectus and the SAI are hereby revised as follows:

I.	All references and information pertaining to Luke Sullivan are hereby removed.

II.

The table in the section of the Prospectus entitled “Summary: AST Global Real Estate Portfolio - Management of the Portfolio” is hereby revised by adding the following information with respect to Laura Durkay:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Cohen & Steers Capital Management, Inc.; Cohen & Steers Asia Limited; Cohen & Steers UK Limited	Laurel Durkay	Senior Vice President	January 2019
AST Investment Services, Inc.

III.	The following replaces the first paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers– AST Global Real Estate Portfolio”:

Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited and Cohen & Steers UK Limited utilize a team-based approach in managing the Portfolio. Messrs. Cheigh, Leung and Quirijns and Ms. Durkay direct and supervise the execution of the Portfolio’s investment strategy, and lead and guide the other members of the investment team.

IV.	The following is added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers– AST Global Real Estate Portfolio”:

Laurel Durkay, Senior Vice President, is a portfolio manager for Cohen & Steers’ global real estate securities portfolios. She has 17 years of investment experience. Ms. Durkay holds A BS from Tulane University. She is based in New York.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Global Real Estate Portfolio” is hereby revised by adding the following information with respect to Ms. Durkay:

Subadviser	Portfolio Managers	Registered Investment Companies***	Other Pooled Investment Vehicles***	Other Accounts***	Ownership of Portfolio Securities***
Cohen & Steers Capital Management, Inc.; Cohen & Steers Asia Limited; Cohen & Steers UK Limited	Laurel Durkay	1/$1,213,601,240	22/$3,795,000	14/$2,989,000	None

***Information is as of December 31, 2018

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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